Exhibit 10.9

In re	CHARYS HOLDING COMPANY, INC	Case No.	08-10289 (BLS)
	Debtor	Reporting Period:	June 1 through 30

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$-
Plus: Amounts billed during the period	-
Less: Amounts collected during the period	-
Total Accounts Receivable at the end of the reporting period	$-

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$-	$-	$-	$-	$-
31 - 60 days old	-	-	-	-	-
61 - 90 days old	-	-	-	-	-
91+ days old	-	-	-	-	-
Total Accounts Receivable	-	-	-	-	-

Less: Bad Debts (Amount considered uncollectible)	-	-	-	-	-

Net Accounts Receivable	$-	$-	$-	$-	$-

TAXES RECONCILIATION AND AGING

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$-	$-	$-	$-	$-
31 - 60 days old	-	-	-	-	-
61 - 90 days old	-	-	-	-	-
91+ days old	-	-	-	-	-
Total Taxes Payable	-	-	-	-	-
Total Accounts Payable	$213,380	$29,112	$1,310	$14,787	$258,589